39498-P1 09/25

SUPPLEMENT DATED SEPTEMBER 19, 2025

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

OF PUTNAM BIOREVOLUTIONTM ETF

At a meeting held on September 19, 2025, the Board of Trustees of Putnam ETF Trust (the “Trust”) approved a plan to liquidate Putnam BioRevolutionTM ETF (the “Fund”), a series of the Trust (the “Plan”), upon recommendation by Putnam Investment Management, LLC, the Fund’s investment adviser. The liquidation of the Fund is expected to occur on or about November 21, 2025 (the “Liquidation Date”), although the Fund may make dispositions of portfolio holdings prior to the Liquidation Date.

Effective as of the close of business on October 24, 2025, the Fund will no longer accept orders for the purchase of creation units, and effective as of the close of business on November 13, 2025, the Fund will no longer accept redemption orders. Trading for the Fund on NYSE Arca, Inc. will be suspended prior to market open on November 14, 2025.

As soon as reasonably practicable on or after the Liquidation Date, after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, and after determination of any dividend(s) to be paid pursuant to the Plan, the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders as of the Liquidation Date who have not previously redeemed all of their Fund shares. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about November 21, 2025.

Shareholders should consult their tax advisors about the tax implications of the liquidation of the Fund.

Shareholders should retain this Supplement for future reference.